DEAN WITTER INTERMEDIATE INCOME SECURITIES              Two World Trade Center,
                                                        New York,New York 10048


LETTER TO THE SHAREHOLDERS February 28, 1998

DEAR SHAREHOLDER:

Over the past six months, interest rates trended lower and inflation remained benign, even slowing, despite a robust economy and tight labor markets. Turmoil in the Asian financial markets brought with it a flight to quality in U.S. government securities amid concerns that demand for U.S. products would slow, eventually weakening the U.S. economy. This combination of factors pushed interest rates on intermediate- and longer-term maturities down far more than on shorter-term Treasuries.

The markets anticipated continued low interest rates throughout 1998 due to the potential for a balanced federal budget and fallout from the financial disruptions in Asia. Yet as 1998 began, the outlook for Asia appeared to brighten and economic activity continued at a rapid pace, reducing the probability of lower interest rates in the near term. As a result, interest rates began to retrace their recent path, rising by 25 to 35 basis points by the end of February. On February 27, 1998, five-year Treasuries yielded 5.58 percent while ten-year notes yielded 5.63 percent, still down 64 and 72 basis points, respectively, from where they were in September.

PERFORMANCE AND PORTFOLIO

For the six-month period ended February 28, 1998, the Fund's Class A, B, C, and D shares had total returns of 4.17 percent, 3.73 percent, 3.49 percent and 4.17 percent, respectively versus 4.60 and 4.94 percent for the Lehman Intermediate Government/Corporate Bond Index (which tracks U.S. government and corporate bonds with maturities of one to ten years) and the Lipper Intermediate Investment Grade Debt Index. For the six months ended February 28, 1998, the Lehman Intermediate Corporate Bond Index returned 4.72 percent. Performance of the Fund's four share classes varies because of differing sales charges and expenses.

The Fund's performance was aided by modest maturity extensions that allowed it to benefit to an extent from the decline in interest rates. However, performance was negatively affected by Korean debt

DEAN WITTER INTERMEDIATE INCOME SECURITIES investments which the Fund purchased before the Korean currency suddenly lost value in November-December. While these securities have since appreciated significantly from their year-end lows, they remain substantially below their purchase price. We believe that our investments in Korean debt may have a positive impact on performance in 1998, continuing to improve in price over the coming months as Korea seeks solutions to its economic problems.

With credit risk heightened by Asia's potential impact on the U.S. economy, the Fund increased its U.S. Government and Agency obligations allocation from 14 percent of invested assets to nearly 17 percent. The Fund reduced its allocations to industrials and lower-rated utilities while marginally increasing its bank and finance holdings. In an attempt to protect the portfolio from possible future credit risk, the Fund reduced its exposure to BBB-rated corporates in favor of higher-rated corporates and Treasuries. On February 28, 1998, approximately 31 percent of the invested portion of the portfolio was rated Baa by Moody's and BBB by Standard & Poor's, compared to just over 36 percent on August 29, 1997. At the end of the period, the average maturity of the Fund, including cash reserves, was 5.37 years, the average duration (a measure of a portfolio's sensitivity to interest-rate changes) was 4.09 years and the average quality rating was A3.

LOOKING AHEAD

In the near term we believe that corporate yields are likely to remain volatile. This has been seen in recent months as investor concerns about future earnings have pushed yields on BBB-rated corporates higher and widened the yield differentials between these bonds and comparable maturity Treasuries by as much as 0.5 percentage points. The near-record supply of new corporate debt appears to have further contributed to yield pressures on many corporate bonds.

As 1998 progresses, we expect that yield differentials between shorter- and longer-maturity securities may return to their historical norms, with investors adjusting to a stable interest-rate environment within a healthy economy.

We appreciate your ongoing support of Dean Witter Intermediate Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            CORPORATE BONDS (81.6)
            Automobile - Rentals (2.1%)
$  3,250    Hertz Corp. .........................  6.00  %   01/15/03    $ 3,219,092
                                                                         -----------

            Automotive - Finance (3.3%)
   4,975    General Motors Acceptance Corp. .....  8.40      10/15/99      5,156,985
                                                                         -----------

            Bank Holding Companies (6.6%)
   4,900    Citicorp. ...........................  7.75      06/15/06      5,322,576
   4,975    Star Bank N.A. ......................  6.375     03/01/04      4,990,373
                                                                         -----------
                                                                          10,312,949
                                                                         -----------
            Banks (13.6%)
   4,000    Bank One Corp. ......................  7.60      05/01/07      4,344,534
   3,000    Banque Nationale De Paris (France)...  7.20      01/15/07      3,093,900
   3,000    Capital One Bank.....................  6.375     02/15/03      2,972,670
   5,045    Shawmut Bank Connecticut, N.A. ......  8.625     02/15/05      5,675,221
   5,000    Societe Generale N.A. Inc. ..........  7.40      06/01/06      5,211,450
                                                                         -----------
                                                                          21,297,775
                                                                         -----------
            Brokerage (4.0%)
   6,200    Salomon, Inc. .......................  6.50      03/01/00      6,234,782
                                                                         -----------

            Cable & Telecommunications (2.6%)
   4,000    News American Holdings, Inc. ........  7.50      03/01/00      4,098,600
                                                                         -----------

            Chemicals (1.3%)
   2,000    Millennium America, Inc. ............  7.00      11/15/06      2,016,040
                                                                         -----------

            Chemicals - Specialty (1.3%)
   2,000    W. R. Grace & Co. ...................  7.40      02/01/00      2,048,420
                                                                         -----------

            Computers (1.2%)
   1,900    Oracle Corp. ........................  6.91      02/15/07      1,933,611
                                                                         -----------

            Financial (4.6%)
   2,000    Ikon Capital Inc. ...................  6.73      06/15/01      2,035,120
   5,037    Nac Re Corp. ........................  8.00      06/15/99      5,159,399
                                                                         -----------
                                                                           7,194,519
                                                                         -----------
            Foreign Government (3.3%)
   5,250    Israel (State of)....................  6.375     12/15/05      5,138,438
                                                                         -----------

            Funeral Services (1.9%)
   3,000    Stewart Enterprises, Inc. ...........  6.70      12/01/03      3,036,270
                                                                         -----------

            Healthcare (1.2%)
   2,000    Columbia/HCA Healthcare Corp. .......  7.15      03/30/04      1,916,040
                                                                         -----------

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
            Leisure (1.8%)
$  2,900    Mirage Resorts, Inc. ................  6.75  %   02/01/08    $ 2,864,098
                                                                         -----------

            Oil & Gas (1.3%)
   2,000    Williams Companies, Inc. - 144A*.....  5.95      02/15/00      1,991,200
                                                                         -----------

            Oil Integrated - International (3.3%)
   5,000    Societe Nationale Elf Aquitaine
            (France).............................  7.75      05/01/99      5,108,200
                                                                         -----------

            Oil Refineries (2.0%)
   3,000    Tosco Corp. .........................  7.625     05/15/06      3,195,450
                                                                         -----------

            Paper & Forest Products (5.9%)
   4,000    Donohue Forest Products (Canada).....  7.625     05/15/07      4,283,360
   4,949    Noranda Forest, Inc. (Canada)........  6.875     11/15/05      4,952,860
                                                                         -----------
                                                                           9,236,220
                                                                         -----------
            Retail Stores (1.9%)
   3,000    TJX Companies, Inc. .................  6.625     06/15/00      3,026,700
                                                                         -----------

            Semiconductor Equipment (2.9%)
   4,500    Applied Materials, Inc. .............  6.75      10/15/07      4,539,465
                                                                         -----------

            Steel & Iron (2.2%)
   4,000    Pohang Iron & Steel Co. (South
            Korea)...............................  7.125     11/01/06      3,354,640
                                                                         -----------

            Telecommunications (1.4%)
   2,000    WorldCom, Inc. ......................  7.75      04/01/07      2,158,720
                                                                         -----------

            Textiles (1.9%)
   2,975    Burlington Industries, Inc. .........  7.25      09/15/05      3,033,161
                                                                         -----------

            Utilities - Electric (10.0%)
   2,000    Arizona Public Service Co. ..........  7.625     06/15/99      2,038,260
   2,000    Commonwealth Edison Co. .............  7.50      01/01/01      2,013,500
   5,000    DR Investments (England) - 144A*.....  7.45      05/15/07      5,340,750
   3,000    System Energy Resources, Inc. .......  7.71      08/01/01      3,109,230
   3,000    Western Resources, Inc. .............  6.875     08/01/04      3,066,000
                                                                         -----------
                                                                          15,567,740
                                                                         -----------

            TOTAL CORPORATE BONDS
            (Identified Cost $126,467,445)............................   127,679,115
                                                                         -----------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (16.4%)
   1,000    Federal Home Loan Banks..............  6.25      08/07/00      1,003,080
     111    Federal Home Loan Mortgage Corp. ....  8.50      12/01/01        112,818
      80    Federal Home Loan Mortgage Corp. ....  8.50      01/01/02         80,795

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

PORTFOLIO OF INVESTMENTS February 28, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON    MATURITY
THOUSANDS                                           RATE       DATE         VALUE
-------------------------------------------------------------------------------------
$    235    Federal Home Loan Mortgage Corp. ....  8.50  %   07/01/02    $   238,653
     126    Federal Home Loan Mortgage Corp. ....  9.00      08/01/02        129,132
   3,230    Federal National Mortgage Assoc. ....  5.30      03/11/98      3,229,774
   1,000    Federal National Mortgage Assoc. ....  6.00      12/15/00      1,000,180
      36    Federal National Mortgage Assoc. ....  8.50      12/01/01         37,437
   2,000    Federal National Mortgage Assoc. ....  7.55      06/10/04      2,036,220
   2,000    Federal National Mortgage Assoc. ....  7.73      08/26/04      2,047,160
   2,340    Private Export Funding Corp. ........  6.86      04/30/04      2,414,880
   4,000    U.S. Treasury Note...................  6.25      03/31/99      4,030,280
   1,000    U.S. Treasury Note...................  6.375     05/15/00      1,016,390
   2,000    U.S. Treasury Note...................  5.75      10/31/00      2,008,780
   1,000    U.S. Treasury Note...................  6.625     06/30/01      1,030,690
   2,000    U.S. Treasury Note...................  5.875     09/30/02      2,019,680
   3,000    U.S. Treasury Note...................  6.50      05/15/05      3,146,460
                                                                         -----------

            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $25,231,640).............................    25,582,409
                                                                         -----------

            SHORT-TERM INVESTMENT (0.6%)
            REPURCHASE AGREEMENT
     954    The Bank of New York (dated 02/27/98;
             proceeds $954,714) (a)
             (Identified Cost $954,282)..........  5.438     03/02/98        954,282
                                                                         -----------

            TOTAL INVESTMENTS
            (Identified Cost $152,653,367) (b).................  98.6%   154,215,806

            OTHER ASSETS IN EXCESS OF LIABILITIES...............  1.4      2,115,374
                                                                -----    -----------

            NET ASSETS........................................  100.0%  $156,331,180
                                                                =====   ============


---------------------
 *  Resale is restricted to qualified institutional investors.
(a) Collateralized by $111,907 Federal Home Loan Banks 7.35% due 09/19/11 valued at $128,933, $775,000 Federal National Mortgage Assoc. 0.00% due 03/17/98 valued at $772,742 and $72,363 Federal National Mortgage Assoc. 0.00% due 04/28/98 valued at $71,692.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,938,296 and the aggregate gross unrealized depreciation is $1,375,857, resulting in net unrealized appreciation of $1,562,439.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1998 (unaudited)

ASSETS:
Investments in securities, at value
 (identified cost $152,653,367).............................  $154,215,806
Receivable for:
    Investments sold........................................     4,213,284
    Interest................................................     2,851,210
    Shares of beneficial interest sold......................        81,018
    Principal paydowns......................................        11,775
Prepaid expenses and other assets...........................        28,017
                                                              ------------

    TOTAL ASSETS............................................   161,401,110
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     4,135,708
    Shares of beneficial interest repurchased...............       608,202
    Plan of distribution fee................................       104,822
    Investment management fee...............................        77,011
    Dividends and distributions to shareholders.............        46,162
Accrued expenses and other payables.........................        98,025
                                                              ------------

    TOTAL LIABILITIES.......................................     5,069,930
                                                              ------------

    NET ASSETS..............................................  $156,331,180
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $164,974,378
Net unrealized appreciation.................................     1,562,439
Accumulated undistributed net investment income.............        24,796
Accumulated net realized loss...............................   (10,230,433)
                                                              ------------

    NET ASSETS..............................................  $156,331,180
                                                              ============

CLASS A SHARES:
Net Assets..................................................    $1,041,360
Shares Outstanding (unlimited authorized, $.01 par value)...       107,356

    NET ASSET VALUE PER SHARE...............................         $9.70
                                                              ============

    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 4.44% of net asset value)........        $10.13
                                                              ============

CLASS B SHARES:
Net Assets..................................................  $149,306,757
Shares Outstanding (unlimited authorized, $.01 par value)...    15,400,533

    NET ASSET VALUE PER SHARE...............................         $9.69
                                                              ============

CLASS C SHARES:
Net Assets..................................................      $221,502
Shares Outstanding (unlimited authorized, $.01 par value)...        22,853

    NET ASSET VALUE PER SHARE...............................         $9.69
                                                              ============

CLASS D SHARES:
Net Assets..................................................    $5,761,561
Shares Outstanding (unlimited authorized, $.01 par value)...       594,380

    NET ASSET VALUE PER SHARE...............................         $9.69
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

STATEMENT OF OPERATIONS
For the six months ended February 28, 1998 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $5,772,405
                                                              ----------

EXPENSES
Plan of distribution fee (Class A shares)...................       1,174
Plan of distribution fee (Class B shares)...................     669,497
Plan of distribution fee (Class C shares)...................         656
Investment management fee...................................     493,708
Transfer agent fees and expenses............................      86,564
Registration fees...........................................      72,177
Shareholder reports and notices.............................      32,029
Professional fees...........................................      23,222
Custodian fees..............................................      10,914
Trustees' fees and expenses.................................       9,316
Other.......................................................       4,346
                                                              ----------

    TOTAL EXPENSES..........................................   1,403,603
                                                              ----------

    NET INVESTMENT INCOME...................................   4,368,802
                                                              ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................     984,364
Net change in unrealized appreciation.......................     791,872
                                                              ----------

    NET GAIN................................................   1,776,236
                                                              ----------

NET INCREASE................................................  $6,145,038
                                                              ==========

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE SIX        FOR THE YEAR
                                                        MONTHS ENDED           ENDED
                                                      FEBRUARY 28, 1998   AUGUST 31, 1997*
------------------------------------------------------------------------------------------
                                                         (unaudited)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...............................    $  4,368,802        $ 10,272,537
Net realized gain (loss)............................         984,364          (2,567,762)
Net change in unrealized
 appreciation/depreciation..........................         791,872           6,828,218
                                                        ------------        ------------

    NET INCREASE....................................       6,145,038          14,532,993
                                                        ------------        ------------

DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
INCOME:
Class A shares......................................         (31,749)                (58)
Class B shares......................................      (4,181,668)        (10,229,881)
Class C shares......................................          (3,917)                (83)
Class D shares......................................        (179,034)            (25,048)
                                                        ------------        ------------

    TOTAL DIVIDENDS.................................      (4,396,368)        (10,255,070)
                                                        ------------        ------------

Net decrease from transactions in shares of
 beneficial interest................................     (15,150,035)        (43,456,259)
                                                        ------------        ------------

    NET DECREASE....................................     (13,401,365)        (39,178,336)

NET ASSETS:
Beginning of period.................................     169,732,545         208,910,881
                                                        ------------        ------------
    END OF PERIOD
    (Including undistributed net investment income
    of $24,796 and $52,362, respectively)...........    $156,331,180        $169,732,545
                                                        ============        ============

---------------------

* Class A, Class C and Class D shares were issued July 28, 1997.

        SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Intermediate Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares, other than shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., designated as Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price;
(2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model

DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1998 (unaudited) continued

parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and
(5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the

DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1998 (unaudited) continued

close of each business day: 0.60% of the portion of the daily net assets not exceeding $500 million; 0.50% of the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% of the portion of the daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of :
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge had been imposed or waived; (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future

DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1998 (unaudited) continued

distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $5,489,316 at February 28, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the six months ended February 28, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.85%, respectively.

The Distributor has informed the Fund that for the six months ended February 28, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $97,349 and $481, respectively and received $8,370 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended February 28, 1998, aggregated $76,623,172 and $89,271,543, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $29,175,281 and $26,229,813, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1998, the Fund had transfer agent fees and expenses payable of approximately $3,350.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended February 28, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $1,822. At February 28, 1998, the Fund had an accrued pension liability of $49,096 which is included in accrued expenses in the Statement of Assets and Liabilities.

DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1998 (unaudited) continued

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE SIX                     FOR THE YEAR
                                                                    MONTHS ENDED                         ENDED
                                                                  FEBRUARY 28, 1998                AUGUST 31, 1997+*
                                                              -------------------------       ---------------------------
                                                                     (unaudited)
                                                                SHARES        AMOUNT            SHARES         AMOUNT
                                                              ----------   ------------       -----------   -------------
CLASS A SHARES
Sold........................................................      88,676   $    859,449           193,347   $   1,854,318
Reinvestment of dividends...................................         855          8,270                 5              54
Redeemed....................................................    (175,527)    (1,697,377)               --              --
                                                              ----------   ------------       -----------   -------------
Net increase (decrease) - Class A...........................     (85,996)      (829,658)          193,352       1,854,372
                                                              ----------   ------------       -----------   -------------
CLASS B SHARES
Sold........................................................   7,803,699     75,617,265         8,499,296      80,974,547
Reinvestment of dividends...................................     229,703      2,221,684           587,192       5,604,585
Redeemed....................................................  (9,618,209)   (93,158,822)      (13,839,797)   (131,962,423)
                                                              ----------   ------------       -----------   -------------
Net decrease - Class B......................................  (1,584,807)   (15,319,873)       (4,753,309)    (45,383,291)
                                                              ----------   ------------       -----------   -------------
CLASS C SHARES
Sold........................................................      29,269        282,730             3,993          38,561
Reinvestment of dividends...................................         322          3,110                 6              56
Redeemed....................................................     (10,737)      (103,838)               --              --
                                                              ----------   ------------       -----------   -------------
Net increase - Class C......................................      18,854        182,002             3,999          38,617
                                                              ----------   ------------       -----------   -------------
CLASS D SHARES
Sold........................................................     286,140      2,760,341            10,611         102,479
Reinvestment of dividends...................................      16,933        163,785             2,476          23,704
Redeemed....................................................    (217,534)    (2,106,632)           (9,547)        (92,140)
                                                              ----------   ------------       -----------   -------------
Net increase - Class D......................................      85,539        817,494             3,540          34,043
                                                              ----------   ------------       -----------   -------------
Net decrease in Fund........................................  (1,566,410)  $(15,150,035)       (4,552,418)  $ (43,456,259)
                                                              ==========   ============       ===========   =============

---------------------
+ On July 28, 1997, 505,301 shares representing $4,891,310 were transferred to
  Class D.
* For Class A, C, and D shares, for the period July 28, 1997 (issue date) through August 31, 1997.

6. FEDERAL INCOME TAX STATUS

At August 31, 1997, the Fund had a net capital loss carryover of approximately $9,320,000,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through August 31 of the following years:

                               AMOUNTS IN THOUSANDS
                              ----------------------
                               2003    2004    2005
                              ------   ----   ------
                              $6,656   $313   $2,351
                              ======   ====   ======

DEAN WITTER INTERMEDIATE INCOME SECURITIES

NOTES TO FINANCIAL STATEMENTS February 28, 1998 (unaudited) continued

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,877,000 during fiscal 1997.

As of August 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER INTERMEDIATE INCOME SECURITIES

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                           FOR THE SIX                   FOR THE YEAR ENDED AUGUST 31
                                                          MONTHS ENDED       ----------------------------------------------------
                                                       FEBRUARY 28, 1998++   1997*++      1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
                                                           (unaudited)
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period.................         $ 9.59           $ 9.39     $ 9.69     $ 9.51     $10.26     $10.05
                                                              ------           ------     ------     ------     ------     ------

Net investment income................................           0.25             0.53       0.55       0.59       0.58       0.62

Net realized and unrealized gain (loss)..............           0.11             0.20      (0.30)      0.19      (0.73)      0.20
                                                              ------           ------     ------     ------     ------     ------

Total from investment operations.....................           0.36             0.73       0.25       0.78      (0.15)      0.82
                                                              ------           ------     ------     ------     ------     ------

Less dividends and distributions from:
   Net investment income.............................          (0.26)           (0.53)     (0.55)     (0.59)     (0.56)     (0.61)
   Net realized gain.................................             --               --         --      (0.01)     (0.04)        --
                                                              ------           ------     ------     ------     ------     ------

Total dividends and distributions....................          (0.26)           (0.53)     (0.55)     (0.60)     (0.60)     (0.61)
                                                              ------           ------     ------     ------     ------     ------

Net asset value, end of period.......................         $ 9.69           $ 9.59     $ 9.39     $ 9.69     $ 9.51     $10.26
                                                              ======           ======     ======     ======     ======     ======

TOTAL INVESTMENT RETURN+.............................           3.73%(1)         7.93%      2.58%      8.56%     (1.50)%     8.43%

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................................           1.74%(2)         1.65%      1.62%      1.63%      1.63%      1.62%

Net investment income................................           5.28%(2)         5.52%      5.69%      6.23%      5.80%      6.12%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands..............       $149,307         $162,959   $208,911   $232,752   $245,750   $254,431

Portfolio turnover rate..............................             48%(1)           98%       115%       114%       122%       132%

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares held by certain employee benefit plans established by Dean Witter Reynolds Inc. and its affiliate, SPS Transaction Services, Inc., have been designated as Class B shares. Shares held by those employee benefit plans prior to July 28, 1997 have been designated Class D shares.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                                                                         FOR THE PERIOD
                                                                  FOR THE SIX            JULY 28, 1997*
                                                                 MONTHS ENDED                THROUGH
                                                              FEBRUARY 28, 1998++       AUGUST 31, 1997++
---------------------------------------------------------------------------------------------------------
                                                                  (unaudited)
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $ 9.59                   $ 9.68
                                                                    ------                   ------
Net investment income.......................................          0.29                     0.06
Net realized and unrealized gain (loss).....................          0.11                    (0.10)
                                                                    ------                   ------
Total from investment operations............................          0.40                    (0.04)
                                                                    ------                   ------
Less dividends from net investment income...................         (0.29)                   (0.05)
                                                                    ------                   ------
Net asset value, end of period..............................        $ 9.70                   $ 9.59
                                                                    ======                   ======
TOTAL INVESTMENT RETURN+....................................          4.17%(1)                (0.46)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.14%(2)                 2.18%(2)
Net investment income.......................................          5.86%(2)                 6.10%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................        $1,041                   $1,855
Portfolio turnover rate.....................................            48%(1)                   98%
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................        $ 9.61                   $ 9.68
                                                                    ------                   ------
Net investment income.......................................          0.24                     0.04
Net realized and unrealized gain (loss).....................          0.09                    (0.07)
                                                                    ------                   ------
Total from investment operations............................          0.33                    (0.03)
                                                                    ------                   ------
Less dividends from net investment income...................         (0.25)                   (0.04)
                                                                    ------                   ------
Net asset value, end of period..............................        $ 9.69                   $ 9.61
                                                                    ======                   ======
TOTAL INVESTMENT RETURN+....................................          3.49%(1)                (0.31)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          1.66%(2)                 2.02%(2)
Net investment income.......................................          5.11%(2)                 4.22%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................          $222                      $38
Portfolio turnover rate.....................................            48%(1)                   98%

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                                                                         FOR THE PERIOD
                                                                  FOR THE SIX            JULY 28, 1997*
                                                                 MONTHS ENDED                THROUGH
                                                              FEBRUARY 28, 1998++       AUGUST 31, 1997++
---------------------------------------------------------------------------------------------------------
                                                                  (unaudited)
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period........................        $ 9.59                   $ 9.68
                                                                    ------                   ------

Net investment income.......................................          0.29                     0.05

Net realized and unrealized gain (loss).....................          0.11                    (0.09)
                                                                    ------                   ------

Total from investment operations............................          0.40                    (0.04)
                                                                    ------                   ------

Less dividends from net investment income...................         (0.30)                   (0.05)
                                                                    ------                   ------

Net asset value, end of period..............................        $ 9.69                   $ 9.59
                                                                    ======                   ======

TOTAL INVESTMENT RETURN+....................................          4.17%(1)                (0.44)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          0.88%(2)                 1.11%(2)

Net investment income.......................................          6.13%(2)                 5.91%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................        $5,762                   $4,880
Portfolio turnover rate.....................................            48%(1)                   98%

---------------------
 *  The date shares were first issued.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
----------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
----------------------------
Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey  07311


INDEPENDENT ACCOUNTANTS
----------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036


INVESTMENT MANAGER
----------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER
INTERMEDIATE
INCOME
SECURITIES

[PHOTO]


Semiannual Report
February 28, 1998